Exhibit 10.1

[Certain information has been excluded because it both (i) is not material and (ii) is the type the Company treats as private or confidential]

Agreement

This Agreement (this “Agreement”) is effective as of March 4, 2026 (“Effective Date”), by and between [***] and CV Sciences, Inc., a Delaware corporation (the “Company”), having its principal place of business at 9530 Padgett Street, Suite 107, San Diego, CA 92126, each a “Party” and collectively the “Parties”. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Securities Purchase Agreement, dated as of February 12, 2025, entered between the Parties (the “Initial Securities Purchase Agreement” or the Securities Purchase Agreement, dated as of October 6, 2025, entered between the Parties (the “Second Securities Purchase Agreement” and collectively with the Initial Securities Purchase Agreement, the “Securities Purchase Agreements”), or the Notes (as defined herein) as the case may be.

Recitals

WHEREAS, pursuant to the Transaction Documents issued pursuant to the Initial Securities Purchase Agreement, [***] purchased a Senior Secured Note in the principal amount of $1,600,000.00 due August 12, 2026 (as amended, the “Initial Note” or “Amended and Restated Initial Note”);

WHEREAS, [***] and the Company are parties to the Transaction Documents issued pursuant to the Initial Securities Purchase Agreement (the “Initial Transaction Documents”), which were previously amended on September 12, 2025, and the Parties hereto now desire to further amend the Initial Note and the other Initial Transaction Documents in accordance with the terms hereof;

WHEREAS, based on an impending default under the mandatory redemption provisions of the Initial Note, the Company agrees that the current outstanding balance of the Initial Note, based on the Mandatory Default Amount set forth in the Initial Note is $1,536,000 as of the date hereof;

WHEREAS, pursuant to the Transaction Documents issued pursuant to the Second Securities Purchase Agreement, [***] purchased a Senior Secured Note in the principal amount of $600,000.00 due April 6, 2027 (the “Second Note” or “Amended and Restated Note Second Note” and, together with the Initial Note or the Amended and Restated Initial Note, the “Notes”);

WHEREAS, [***] and the Company are parties to the Transaction Documents issued pursuant to the Second Securities Purchase Agreement (the “Second Transaction Documents”), and the Parties hereto now desire to further amend the Second Note and the other Second Transaction Documents in accordance with the terms hereof; and

WHEREAS, based on an impending default under the mandatory redemption provisions of the Second Note, the Company agrees that the current outstanding balance of the Initial Note, based on the Mandatory Default Amount set forth in the Initial Note is $720,000 as of the date hereof.

NOW, THEREFORE, in consideration of the following and other consideration, the receipt of which is hereby acknowledged, the Parties agree as follows:

(a)
The amendments included in the Amended and Restated Initial Note and Amended and Restated Second Note shall be reflected substantially in the forms of Exhibit A and Exhibit B attached hereto.

(b)
The Parties have been advised by their respective counsel that the holding period of the Conversion Shares acquired through the conversion of the Notes should tack back to the [***] initial investment date of the Initial Note, and the Second Note respectively. In the event that any Conversion Shares are not transferable under Rule 144, the Company agrees, at the written request of [***], to file a registration statement in respect of any and all of the Conversion Shares. Furthermore, the Company agrees that if it files a registration statement in respect of any of its shares of common stock (other than on Forms S-4 or S-8) it will provide customary piggyback registration rights to [***] to include the Conversion Shares in such registration statement (subject to customary cutbacks).

(c)
The Company will provide [***] with an irrevocable instruction letter from its Transfer Agent satisfactory in form and substance to [***] substantially in the form of Exhibit C hereto.

(d)
In consideration for the documentation fees in connection with this Agreement and the Exhibits hereto, the Company shall pay [***] $15,000.00 in cash upon the execution hereof.

(e)
Notwithstanding anything to the contrary set forth herein or in the Amended and Restated Initial Note and Amended and Restated Second Note, all other Initial Transaction Documents and Second Transaction Documents shall be deemed to be amended and restated mutatis mutandis in order to reflect the amendments to the Amended and Restated Initial Note and the Amended and Restated Second Note set forth herein and in the Amended and Restated Initial Note and Amended and Restated Second Note as if such amendments were also included in their respective Transaction Documents.

(f)
The Parties agree that any principal added to either of the Initial Note or the Second Note subsequent to its date of Amendment and Restatement shall be added to a Senior Secured Convertible Note (the “Third Note”) due April 6, 2027. The Third Note shall be substantially in the form of Exhibit D attached hereto.

(g)
The Parties agree to immediately take any and all actions that are necessary to effectuate the agreements contained herein and in the Exhibits hereto, including without limitation, getting any required shareholder or exchange approval to effectuate the foregoing.

(h)
Each party acknowledges that it has been represented by independent legal counsel of its own choice throughout all of the negotiations which preceded the execution of this Agreement and that it has executed this Agreement with the consent and on the advice of such independent legal counsel. The terms of this Agreement and the Exhibits have been read and their consequences (including risks, complications, and costs) have been completely explained to each party by that party's attorney. Each party further acknowledges and represents that, in executing this Agreement and the Exhibits hereto, it has not relied on any inducements, promises, or representations made by the other party hereto.

Each of the undersigned has caused this Agreement and the Amended and Restated Initial Note, and the Amended and Restated Second Note to be duly executed and delivered as of the date first written above and will become effective as of the Effective Date.

CV Sciences, Inc.

By: __________________________________________

Name: Joseph Dowling
Title: CEO

[***]

By: __________________________________________

Name: [***]
Title: [***]

EXHIBIT A

EXHIBIT B

Exhibit C

Exhibit D